Taxation	6 Months Ended
Jun. 30, 2025
Taxation [Abstract]
TAXATION

9. TAXATION

Under the current laws of the Cayman Islands, the Group is not subject to tax on income or capital gains. Additionally, upon payment of dividends by the Group to its shareholders, no Cayman Islands withholding tax will be imposed. The Company’s subsidiaries in Hong Kong are subject to Hong Kong Profits Tax rate at 16.5%, and foreign-derived income is exempted from income tax. There are no withholding taxes upon payment of dividends by the subsidiaries incorporated in Hong Kong to its shareholders. The Group’s subsidiaries incorporated in Hong Kong are not liable for income tax as they did not have any assessable profits arising in Hong Kong during the Relevant Periods.

PRC corporate income tax has been provided at the rate of 25% on the taxable profits of the Group’s PRC Subsidiaries for the Relevant Periods. Certain of the Group’s PRC Subsidiaries are qualified as small and micro enterprises and were entitled to a preferential corporate income tax rate of 2.5% to 5% during 2023 and 2024, respectively. Certain of the Group’s PRC Subsidiaries are accredited as “High and New Technology Enterprise” and were therefore entitled to a preferential income tax rate of 15% for the years ended 31 December 2023 and 2024. Such qualifications are subject to review by the relevant tax authority in the PRC for every three years.

The Group recorded a tax expense of RMB6,063 and RMB12,045(US$1,681) for the six months ended June 30, 2024 and 2025, respectively. Changes in the income tax expense primarily due to recognition of deferred tax assets in 2023 which began to be realized in 2024 and 2025.